SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENT
SUBSEQUENT EVENT

On February 7, 2014, the Company closed on a private offering of $425 million in aggregate principal amount of 10.75% Senior Secured Notes due 2018 at a price of 106.875% plus accrued interest from February 1, 2014. The proceeds from the offering will be used primarily to pay the purchase price and related expenses for the Sherritt Acquisition (See Note 1 for additional details of the Sherritt Acquisition), to prepay the outstanding senior secured notes issued of WML (See Note 5 for additional details of the WML debt), and for working capital. The proceeds will be held in escrow pending the completion of the Sherritt Acquisition, which is expected to occur by the end of the first quarter of 2014.